Exhibit 10.15.1

Rally Executive Vice President

2011 Sales Compensation Plan effective 2/1/2011 — Executive Vice President

Plan Summary: YEAR-2011

Notes To Plans:

•                  Commissions may be paid on three types (See below - Subscription, Services, Management by Objective) of transactions depending on role/start date/etc.

•                  On Target Earnings (OTE) are paid when 100% of the sales targets are met. OTE is split between the three components noted above

•                  Commissions are paid monthly on the next pay date following the end of the month (usually on the 16th of each month)

•                  Management reserves the right to change the compensation plan at any time at their sole discretion

•                  Management reserves the right to defer commission payment commensurate with cash collection on any transaction

•                  Variable compensation payments (commissions, MBOs, billable days, etc.) will be held until you accept your compensation plan. If you find an error in your plan, please notify your manager immediately so that the plan can be corrected and you can accept it.

1. LICENSE COMMISSIONS

Subscriptions:

•                  Quota is applied based on an ARR number (Annual Recurring Revenue) equal to the amount of a subscription revenue we would get in a 12 month period

•                  Quota credit is applied for the first 12 months on New Orders and Renewal Orders

•                  Quota is assigned on an individual basis and is rolled up to a Team (Territory/Region/Total)

•                  Individuals are paid based on the Team quota credit attainment

•                  Base Commission Rate is calculated as Quarter Subscription Commission divided by Quarter Team Subscription Quota

•                  Accelerator rates may apply as follows based on Team Quota Attainment (New and Renewal Orders):

•                  Up to 100% = Base Commission Rate

•                  Over 100% = 1.5% Accelerator Rate

•                  Commissions will be charged back to the team at the rate originally paid if the customer does not fulfill 12 months of subscription obligation or ceases to pay

•                  (For example, if a customer has a ramp or subsequent order for 8 months and they do not renew, then 4 months will be clawed back as they did not fulfill 12 months)

•                  Charge backs will apply to unpaid subscription fees only

Multi-Year Prepaid Subscriptions:

•                  Quota credit is applied based on the ARR + the ARR Prepay Discount amount (negates the prepay discount)

•                  An additional one-time spiff will be paid on: Up Front Cash Value MINUS the ARR Quota Credit above. Spiff Rate = 5%

•                  The spiff will be paid only to the individual rep who closed the deal (not team) and the Director and VP

Perpetual Licenses:

•                  Quota credit is applied for perpetual deals “as if it were a subscription deal:”

•                  Recalc ARR by taking: (seat count TIMES monthly subscription list price TIMES (100% MINUS discount % given) TIMES 12)

Spiff

•                  No spiff on a Perpetual On-Premise Deal

•                  If a Perpetual Hosted Deal, then an additional spiff is paid on: Up Front Cash Value MINUS the ARR Quota Credit above TIMES spiff Rate listed

•                  If customer moves from On-Premise to On-Demand, spiff is paid at base rate on hosting fees only.  (There are no new seats.  There is no quota credit.)

•                  The spiff will be paid only to the individual rep who closed the deal (not team) and the Director and VP

2. SERVICES COMMISSIONS

Services Contracts/SOWs Fully Executed

•                  Quota is applied based on dollar value of a Statement of Work (SOW)

•                  Quota is assigned on an individual basis and is rolled up to a Team (Territory/Region/Total)

•                  Individuals are paid based on the Team quota credit attainment (not individual attainment)

•                  Base Services Rate is calculated as Quarter Services Commission divided by Quarter Team Services Quota

•                  A cap will be placed on the amount of quota credit at 300% for the quarter until 90% of this has been delivered. Once 90% has been delivered, the remainder, up to 300% will be paid each quarter at the original quarter Base Services Rate, and so forth until the entire amount of the order is retired. The amount of carry over released is not added to the future quarter’s credit attainment, but rather paid in addition to the normal commission.

•                 Accelerator rates apply for attainment between 100% of services quota and 300% of quota at 1.5 times the Base Services Rate. Anything above 300% is paid at the Base Services Rate

•                  Accelerator rates are only paid once the individual has reached at least 80% of their Team Subscription Quota

•                  Once the Team Subscription Quota percent attainment has been reached, the accelerators are paid retroactively for the quarter on all attainment over 100%

•                  Any one transaction that is over 300% of quota will have commissions withheld for the entire team until the full amount of the transaction has been delivered.

•                  Management reserves the right to charge back amounts that do not eventually get delivered

3. VARIABLE BONUS/MANAGEMENT BY OBJECTIVE (MBO)

•                  Variable Bonuses are based on a Bonus Plan provided separately by management

•                  Variable Bonuses are paid either monthly or quarterly as defined in the plan

Acknowledged and agreed on , 2011

Employee Signature	Manager Signature

Printed Name	Printed Name